Exhibit 99.1

R&D DayNovember 11, 2022

2 This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbourprovisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number ofrisks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates throughdevelopment activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.Forward-looking statements

Agenda

Delivering on a Next-Generation iPSC Platform

Lalo Flores, PhD, CEO

Nectin-4 directed therapies: Urothelial Cancer and Beyond

Jonathan Rosenberg, MD, Chief Genitourinary Oncology Service, Division of Solid Tumor Oncology; Enno W. Ercklentz Chair, Memorial Sloan Kettering Cancer Center

Rationale for iPSC-derived γδ CAR-T cells

Hy Levitsky, MD, President of Research & Development

Century's Gamma Delta iT Cell Platform

Mark Wallet, PhD, Vice President, Head of Immuno-Oncology

CNTY-107, our γδ iT Product Candidate for the Treatment of Solid Tumors Expressing Nectin-4

Luis Borges, PhD, CSO

Q&A

CENTURY THERAPEUTICS 3

Delivering on a Next-Generation iPSC PlatformLalo Flores, PhD ǀCEO

5 Positioned to Deliver Next-Generation Cell Therapies First IND (CNTY-101) deemed eligible to proceed by FDA, Poised to initiate Phase 1 imminentlyFoundational investment to establish in-house manufacturing Maintaining financial strength with cash runway into 2025 Advances with next generation iNK3.0 and gamma delta iTcell platforms

Century's Key Areas of Internal Focus

B cell malignancies

CNTY-101: Lead product candidate, CD19 targeted CAR-iNK

CNTY-102: First γδ iT candidate, multi-specific (CD19 + CD79b) CAR-iT

Designed to increase proportion of patients achieving durable responses through multi-dosing regimens enabled by key Allo-Evasion™ edits

Glioblastoma

CNTY-103: CD133 CAR iNK for recurrent GBM

Address heterogeneity via multi-tumor antigen targeting and safety and technical trafficking challenges with locoregional delivery

Nectin-4 + Solid tumors

CNTY-107: Nectin-4 targeted CAR GD iT

Leveraging gamma delta iT platform designed to address several solid tumor indications with high expression of Nectin-4 and unmet need

CENTURY THERAPEUTICS 6

Leapfrogging the Competition in Lymphoma



Gen 3.0 and future –
Century iPSC candidates
Gen 2.0 - donor derived allogeneic, early iPSC candidates
Gen 1.0 - autologous CAR T
Incremental benefits on access but durable CRs inferior to Autologous
Set efficacy bar
Disruptive Innovation
Time

Large opportunity for products that can exceed the Autologous efficacy bar.

Leverage iPSC technology to develop products

- With multiple enhancements introduced with precision CRISPR gene editing
- That can be manufactured at scale with antibody-like COGs
- That can realize the durability benefit of repeat dosing because they can resist rejection

CENTURY THERAPEUTICS 7

8 Transforming the cell therapy treatment paradigm •AUC main predictor of duration of response•Variable cell expansion/exposure drives toxicity and suboptimal responses •Finite repeatdosing regimens have the potential to exceed bar set by autologous cell therapy and deliver more durable responses, ifthe cells are engineered to avoid host rejection (Allo-EvasionTM) Single dose of allogeneic NK cells unlikely to match αβautologous CAR T Illustrative curves

Advances with iNK and iT Cell Platforms Showcased at SITC

iNK 3.0

Empowering iPSC-Derived iNK Cells with Multiple Gene Edits to Improve Persistence and Anti-Tumor Efficacy (SITC Abstract 265)



Imaging + Cytokine support + Safety switch
PSMA
IL-15/IL15RA
HLA-I KO
HLA-II KO
HSV-TK Safety switch
CD16
ALLO EVASION™
Tumor cell killing
HLA-E
HLA-G
NKG2D
CD70 KO
NKG2A KO
Cell Fitness

Clonal iPSC line with 11 total genetic modifications show enhanced functionality in iNK 3.0 common progenitor

γδ iT

Multiple Targeting of Solid Tumors with iPSC-derived Gamma Delta CAR T Cells in Combination with Therapeutic Antibodies (SITC Abstract 262)



1.5×10⁷
1.0×10⁷
5.0×10⁶
0
RCU x µm² / Image
Target cells only
γδ T (no CAR)
γδ-CAR-T
Time (h)
0
30
60
90
120
150

γδ-EGFR-CAR-T cells demonstrate significant CAR-specific killing of ovarian tumor spheroids

CENTURY THERAPEUTICS 9

Winning in Solid Tumors

Challenges	Century's Solution
Trafficking and infiltration	γδ iT cells - tissue homing
Tumor heterogeneity	• Engage endogenous immunity • Multi tumor targeting pathways
Requirement for chemotherapy conditioning	• Novel conditioning regimens • Genetic engineering
TME / Immunosuppressive environment	Future engineering strategies


Tracer
Cytokine support
TCR
CAR
CD16
TBD
Enhanced fitness
Allo-Evasion ™
Engineered γδ iT cell

CENTURY THERAPEUTICS
10

CNTY-107: First in Class Nectin-4 Targeted GD iT Cell Therapy



Imaging + Cytokine support + Safety switch
PSMA
IL15/IL15RA
HSV-TK
TCR
HLA-I KO
HLA-II KO
Allo-EvasionTM
HLA-E
HLA-G
CNTY-107
Nectin-4 CAR
Tumor cell killing
CD16
CD70 KO
NKG2A KO
Cell Fitness
CNTY-107
Illustrative construct

Nectin-4 has been validated by ADC approaches

- Opportunity to address multiple Nectin-4 positive solid tumors
  - Potential indications include bladder, breast, pancreatic, non-small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers

GD iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy

- Intrinsic homing of GD iT cells to tissues and solid malignancies
- Multi-tumor killing modalities to tackle heterogeneity

CENTURY THERAPEUTICS 11

Pipeline

Product candidate pipeline across cell platforms and targets in solid and hematologic cancers

Solid Tumors   Hematologic Tumors

Product	iPSC Platform	Targets	Indications	Expected IND Submission	Discovery	Preclinical	Clinical	Collaborator
CNTY-101	iNK	CD19	B-Cell Malignancies	Cleared to proceed 3Q22				
CNTY-103	iNK	CD133	Glioblastoma	2024				
CNTY-102	iT	CD19 + CD79b	B-Cell Malignancies	2024				
CNTY-104	iNK/iT	Multi-specific	Acute Myeloid Leukemia	2024				Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	Multiple Myeloma	2024				Bristol Myers Squibb
CNTY-107	iT	Nectin-4	Solid Tumors	2025				
Discovery Research Programs								
	iNK	TBD	Hematological Tumors	2023				
	iT	TBD	Solid Tumors	TBD				

CENTURY THERAPEUTICS 12

13 Anticipated Catalysts Over Next 12 MonthsUnderpinned by strong balance sheet with platform synergies and operational excellenceCNTY-101•Phase 1 (ELiPSE-1) trial initiation in B-cell malignancies (by YE22)CNTY-101 Follow On (CNTY-102) •Present pre-clinical data at major medical meeting (2H23)CNTY-103•Disclose pre-clinical data of development candidate at major medical meeting (2H23)

Nectin-4 directed therapies: Urothelial cancer and beyondJonathan Rosenberg, MDChief, Genitourinary Oncology ServiceMemorial Sloan Kettering Cancer CenterNew York, NY

Cisplatin eligible Cisplatin ineligible Gemcitabine/carboplatin PDL1 high: Atezolizumab Platinum ineligible Pembrolizumab or atezolizumab Enfortumabvedotin SD/PR/CR:Avelumab maintenance PD: Pembrolizumab Accelerated approval: Sacituzumab govitecanFGFR2/3 mutation: Erdafitinib Metastatic urothelial carcinoma Cisplatin-based chemotherapy-Gemcitabine/cisplatin-ddMVAC Landscape of advanced urothelial cancer treatment

Nectin-4

- Calcium-independent immunoglobulin-like cell adhesion molecule
- Nectins are cell surface protein involved in polarity, proliferation, differentiation, and migration
  - Expressed during development in multiple cell types (epithelial, immune, neuronal)
- Nectin-4 expression is evident in multiple cancers, although restricted in normal tissues
  - Soluble nectin-4 is potential prognostic biomarker in breast and gastric cancer
  - Overexpression in multiple cancers including breast, gastric, urothelial, biliary, and ovarian cancers
  - Normal tissue expression in skin, cornea (low levels), esophagus cis-dimerization
trans-interaction
Nectin
Monomer
cis-dimer
trans-dimer
Ig-like loop
1st
2nd
3rd
Zipper-like binding

Takai, et al. *Annu Rev Cell Dev Biol*. 2008;24:309-42.
Fabre-Lafay, et al. *BMC Cancer*. 2007;7:73
Okumura et al. *Cornea*. 2018;37:633-640
Zhang et al. *Oncol Lett*. 2018;15:8789-8795

Nectin - 4 prevalence in cancer Source: https://www.proteinatlas.org/ENSG00000143217-NECTIN4/pathology

Nectin-4 prevalence in cancer

	N	%	Ab used	Ref
Head and Neck Squamous cell ancer	159	13.8% negative 53.5% weak 32.7% medium-high	Abcam clone EPR15613-68	Oncotarget. 2022; 13:1166-1173
Esophageal cancer	92	66% H score ≥70	AF2659	*Cancer Cell Int*. 2019; 19:106
Luminal B Her2 Negative Breast cancer	147	IRS scores: 23.8% negative 18.3% low 40.1% moderate 17.7% high	clone N4.61 (MERCK, DAB150)	*Pathol Res Pract*. 2017; 213:1102-1108
Breast cancer	140	64.3% positive 35.7% negative	AF2659	*Folia Histo Cyto 2011; 49:26–33*
Non-small cell lung cancer	422	58% strong positive 28% weak Positive 14% absent	clone 19–33	*Cancer Res*. 2009. 15; 69: 6694-703

Nectin-4 staining* in urothelial cancer EV 101: J Clin Oncol 2020 38 1041-1049EV 201: J Clin Oncol 2021 39 6_suppl 394*M22-321b41.1 (developed by Agensys, not commercially available)Required in EV-101 (phase I study of EV in urothelial and other Nectin-4 positive cancers)Urothelial cancer: Median H-score, 290; range, 0-300; 4th percentile H-score, 150EV-201: median H-score 275

Nectin-4: role in cancer

- Nectin-4 knockdown reduces migration, spheroid formation, cell proliferation
- Plays a role in epithelial-mesenchymal transition
- Upon association with Afadin, Nectin-4 induces PI3K/AKT activation, and cellular proliferation via PI3K/AKT pathway
- Nectin-4 interacts with ERBB2 and trastuzumab resistant splice variants, and leads to activation of PI3K/AKT signaling
- Implicated in stemness, angiogenesis, and metastasis

Boylan, et al. Oncotarget. 2017; 8:9717-9738
Siddarth et al. Int J Biochem Cell biol. 2017; 89:985-94
Zhang, et al. Hum Pathol. 2018;72:107-116
Kedashiro et al. Sci Rep. 2019;9:18997

Enfortumab Vedotin : Nectin - 4 Targeted Therapy

Enfortumab vedotin anti - tumor activity EV-101Phase IORR 43%EV-201Phase 2 ORR 44%

EV - 301: EV improves survival compared to standard chemotherapy Powles, Rosenberg, et al. NEJM2021PFS 5.55 vs. 3.71 months; hazard ratio for progression or death, 0.62; 95% CI, 0.51 to 0.75; P<0.001)EV ORR 40.6%

Common enfortumab vedotin toxicities include fatigue, rash, neuropathy; hyperglycemia occurs and may be severe Powles and Rosenberg, et al. NEJM2021

MMAE Payload - related side effects Powles and Rosenberg, et al. NEJM2021

Nectin - 4 on - target side effects Powles and Rosenberg, et al. NEJM2021 Overlapping?

EV-103 Cohort K: Enfortumab vedotin + pembrolizumab leads to deep and durable responses in newly diagnosed cisplatin-ineligible patients with advanced urothelial cancer



ORR 64.5%
97.1% of assessable patients had tumor reduction
PD-L1 Score
High (CPS ≥10)
Low (CPS <10)
Not evaluable
Best Overall Response
Confirmed CR/PR
Tumor Size (% Change from Baseline)
100
80
60
40
20
0
-20
-40
-60
-80
-100
EV + P (n=69)

BICR: Blinded Independent Central Review; CPS: Combined Positive Score; CR: Complete Response; PD-L1: Programmed Death-Ligand 1 PR: Partial Response

- Activity seen regardless of PD-L1 status
  - 27/44 (61.4%) cORR in CPS<10
  - 21/31 (67.7%) cORR in CPS≥10

EV-103 Cohort A:
- ORR 73.3%
- PFS 12.3 mo
- DOR 25.6 mo
- OS 26.1 mo

Hoimes et al. JCO 2022

PARIS 2022 ESMO congress

Jonathan E. Rosenberg, MD

Content of this presentation is copyright and responsibility of the author. Permission is required for re-use.

Content of this presentation is copyrightand responsibility of the author. Permission is required for re-use. EV+P: Nectin - 4 Expression and Best Overall Response •Nectin-4 was detected in tumor tissue from 94.6% of patients who had adequate tissue for testingJonathan E. Rosenberg, MDActivity seen regardless of Nectin-4 expression level

Cisplatin ineligible Gemcitabine/carboplatin PDL1 high: Atezolizumab Enfortumab+ pembrolizumab Metastatic urothelial carcinoma Enfortumab moves to first line: Anticipated accelerated approval with EV - 103 Cohort K ull approval pending results of EV-30 comparing gemcitabine and platinum to enfortumabpembrolizumabNCT043

Potential mechanisms of resistance to Enfortumab vedotin

- Luminal urothelial cancers may have higher Nectin-4 levels

  Clin Cancer Res. 2021 Sep 15;27(18):5123-5130.

- MDR-1/P-glycoprotein overexpression likely leads to MMAE export from cancer cell

  Mol Cancer Ther. (2022) 21 (7): 1227–1235.

- Downregulation of Nectin-4 expression on cell surface
  - *Eur Urol Oncol*. 2022 Feb 22;S2588-9311 (Online ahead of print).
  - *Clin Cancer Res*. 2021 Sep 15;27(18):5123-5130.

- Clinical data is limited- 3 patients with progression on EV retain Nectin-4 expression in post-treatment biopsies
  - *Urol Oncol*. 2021 39(10): 619-22.

Other Nectin-4 targeted thearpies: bicyclic compounds in early phase trials

- Constrained bicyclic peptides or “bicycles”
- Linear peptide cyclized around a trivalent scaffold
- Can be used to deliver cytotoxics, or bind to other proteins/immune molecules
- Smaller than ADC’s, more able to penetrate tumors


Nectin-4
CD137
PEG3
BT7480
7213.3 Da
CD137


BTC~ 4kDa
BTR 1:1
BT8009
ADC ~ 150kDa
DAR 4:1

Upadhyaya et al. J Immunother Cancer. 2021;9:e001762
Hurov et al. J Immunother Cancer. 2021;9:e002883
Rigby et al. Mol Cancer Ther. 2022;Epub ahead of print

Future landscape for Nectin-4 directed therapy:Nectin-4 directed therapy moves earlier in the urothelial cancer disease course•EV-103 cohort K and EV-302 seek to move EV to first-line therapy•KN-B15, KN-905 (EV/pembrolizumab) and VOLGA (EV/durva/treme) testing EV in muscle invasive localized disease•Nectin-4 expression may be preserved in EV refractory tumors•Subsequent opportunities include late-line disease states •Accelerated approval still possible in areas of unmet need (multiply refractory patients)•EV-202 (NCT04225117)is testing enfortumabin multiple diseases:•Breast cancer, lung cancer, gastric/GE junction, esophageal cohorts

Rationale for iPSC-derived γδ αǀPresident, R&D

34 γδ T cells in Homeostasis and Host Defense of Epithelial Barrier TissuesNature Reviews Immunology volume17,pages 733–745 (2017) γδT cells make up between 1-20% of peripheral blood T cells, but comprise the majority ofT cells that reside in tissues

35 Abundance of γδ Ovarian CancerColorectal Cancer18,000 human tumor samplesacross 39 malignanciesDFS

36 γδ T cells: At the Interface of Innate and Adaptive Immunity Yazdanifaret al Cells2020,9(5), 1305Dranoff , Nature Reviews Cancer, 4, 11-22,2004

γδ TCRs Do Not Recognize Classical HLA And Are Not Alloreactive

Clinical Evidence

- Partial HLA-mismatched allo-HCT with αβ T cell depleted grafts showed improved DFS as a function of the number of γδ T cells (median 11 x 10^6/kg) infused *with no increase in GVHD*[1-4]

- γδ T cell enriched donor lymphocyte infusion post allo-HST (up to 83 x 10^6/kg), *no GVHD*[5]

- Recent or ongoing studies of adoptive transfer of allogeneic ex vivo expanded γδ T cells (with or without genetic engineering)[6,7,8]

[1]Lamb et al. *Cytotherapy*. 1999;1(1):7-19, [2]Godder et al. *Bone Marrow Transplant*. 2007;39(12):751-757, [3]Otto et al. *J Immunother*. 2005;28(1):73-78, [4]Lang et al. *Bone Marrow Transplant*. 2015;50(Suppl 2):S6-S10, [5]Radestad et al, *J Immunol Res*. 2014:578741

[6]Lin et al., *Signal Transduction Targeted Ther* (2020) 5(1):215, [7]Xu et al, *Cell Mol Immunol* (2021) 18(2):427–39

[8] Neelapu, et al. J Clin Oncol 40, 2022 (suppl 16; abstr 7509), Nabors, et al. J Clin Oncol 40, 2022 (suppl 16; abstr 2044), Xu, et al. *Cell Mol Immunol* 2021 Feb;18(2):427-439

CENTURY THERAPEUTICS 37

38 Multiple Potential Mechanisms for Tumor Recognition Both Intrinsic and SyntheticBlood(2018) 131 (10): 1063–1072.

39 gd TCRCD8aCD16NKG2CNKG2DNKp30NKp44NKp46NKG2A 0255075100 Percent positive (CD3+ cells)Delta 1 Delta 2 Diverse Innate Mechanisms for Tumor TargetingN=13 clinical grade TiPSC lines at T cell stage (post differentiation); All lines are Vγ9

40 γδCAR-iTcells mediate ADCC 020406080 0200000400000600000 8000001000000 Hours Red objects(CD19+ CD20+)Green objects(CD19ko CD20+)Tumor cell death IsoIsoRituxObin 020406080 0100000020000003000000 5×1061×1071.5×1072×107 Hours Anti-CD19 CARCD16 (FcRγRIII)

41 Key TakeawaysThe biological properties of γδT cells make them an ideal platform for genetically modified cell therapy of cancers •Innate receptors provide multiple orthogonal mechanisms for tumor recognition•Functional Fc receptors enable combination therapies with monoclonal antibodies•Tissue tropism and long-lived persistence favor prolonged tumor surveillance•Expansion capacity in response to antigen and cytokines mirror αβT cells (and is > than NK cells)•Allogeneic sources can be utilized with little risk of GVHD•Differentiation from iPSCs yields highly potent immune effectors

γδT Cell PlatformMark Wallet, PhD ǀVP Immuno-Oncology

43 iPSC-derived Therapeutics are Developed from Unique Cells and Processes

44 iPSC-derived Therapeutics are Developed from Unique Cells and Processes iPSC-derivedT cells

iPSC-derived Therapeutics are Developed from Unique Cells and Processes



Cells
Processes
Donor Cells
Reprogramming
iPSCs
Genome Engineering
Engineered iPSCs
CAR Selection
CAR Engineering
Engineered iPSCs + CAR(s)
Effector Cell Differentiation
Therapeutic Immune Effector
iPSC-derived T cells
γδ T cells
γδ TiPSC
Engineered γδ TiPSC
Engineered γδ TiPSC w/ CAR(s)
Engineered γδ CAR-T Cells

Today's update on T cell platform:

1. Reprogramming γδ T cells into TiPSC

2. Engineering TiPSC for enhanced fitness

3. Differentiation of TiPSC into high-yield, high-purity γδ CAR-T cells

4. Pre-clinical studies exhibiting potent activity of γδ CAR-T cells against solid tumors

5. Leveraging Century's T cell platform for CNTY-107 [Luis Borges, CSO]

CENTURY THERAPEUTICS

45

1. Reprogramming γδ T cells into TiPSC


T cell receptors
γδ
T cell
αβ
T cell


Purify
Expand
Reprogram
Differentiate
Most blood T cells
express αβ TCRs
"Reprogrammable"
during mitosis
γδ
TiPSC

Single blood donation enables development an entire platform with multiple products

Banked cells from healthy donors

Dozens of TiPSC lines for clinical use

Vγ9/Vδ1
Vγ9/Vδ2

Screened for T cell differentiation and function

Narrowed to two lead lines for initial clinical programs

Vγ9/Vδ1

TCRs sequenced, cloned, and tested for allo-reactivity

CENTURY THERAPEUTICS

46

1. Reprogramming γδ T cells into TiPSC



T cell receptors
γδ
T cell
αβ
T cell
Purify
Expand
Reprogram
Differentiate
Most blood T cells
express αβ TCRs
"Reprogrammable"
during mitosis
γδ
TiPSC

Each TiPSC line is clonal
- Arises from a single T cell
- Carries a single monoclonal TCR gene rearrangement

Single blood donation enables development an entire platform with multiple products

Banked cells from healthy donors

Dozens of TiPSC lines for clinical use — Vγ9/Vδ1, Vγ9/Vδ2

Screened for T cell differentiation and function

Narrowed to two lead lines for initial clinical programs — Vγ9/Vδ1

TCRs sequenced, cloned, and tested for allo-reactivity

Lead γδ TCR lacks allo-reactivity



Screen γδ TCR against panel
of allogenic donor samples
γδ TCR gene cloned
and expressed in cell
line
γδ
TiPSC
Allo-reactive TCR
Allo-tolerant TCR
TCR-less control
Cloned γδ TCR
Anti-TCR
positive control
Chemical activator
positive control
(PMA-Ionomycin)
Exposed to
allogenic PBMCs
Green fluorescence
(activation)
TCR-less control
γδ TCR
100
80
60
40
20
0
% GFP+ (activated)
Anti-TCR Pos CTL
Allogenic PBMCs
Anti-TCR Pos CTL
Allogenic PBMCs
Activation condition

CENTURY THERAPEUTICS 47

2. Engineering TiPSC for Enhanced Fitness



T cell receptors
γδ T cell
αβ T cell
+ CD19 CAR for POC studies
Purify
Expand
Reprogram
Differentiate
Most blood T cells express αβ TCRs
"Reprogrammable" during mitosis
γδ TiPSC

Sustained serial killing in presence of recombinant IL-15



Car-iT added once
CD19+ tumor cells added daily
Failure of control
Tumor cells (fluorescence)
24 hrs
Time
1st tumor dose
1st elimination
2nd tumor dose
2nd elimination



Tumor growth (red object intensity)
1×10⁷
5×10⁶
0
0
100
200
300
Time Elapsed (hours)
~ 4 rounds serial killing
14+ rounds serial killing
γδCAR-T
γδCAR-T + recombinant IL-15

CENTURY THERAPEUTICS 48

2. Engineering TiPSC for Enhanced Fitness



T cell receptors
γδ T cell
αβ T cell
Most blood T cells express αβ TCRs
Purify
Expand
"Reprogrammable" during mitosis
+ CD19 CAR for POC studies
Reprogram
Differentiate
γδ TiPSC
Edit IL15/IL15RA (membrane bound)
Differentiate
γδ TiPSC

Sustained serial killing with engineered IL15/IL15RA



Car-iT added once
CD19+ tumor cells added daily
Failure of control
Tumor cells (fluorescence)
24 hrs
Time
Tumor growth (red object intensity)
1×10⁷
5×10⁶
0
Days
Tumor Alone
γδ CAR-T
γδ CAR-T + recombinant IL15
CAR-T + engineered IL15/IL15RA

CENTURY THERAPEUTICS 49

50 3. Differentiation of TiPSCinto High-yield / High-purity T cells γ δ TiPSC w/ IL15 γδ HPC γ δ TiPSC w/o CAR γ δ HPC w/o CAR γ δ TiPSC w/o CAR γ δ HPC w/o CAR EGFR CAR98% 0714212835 02550 75100 Day of Differentiation% Positive EGFR-CARCD3 Yield from batch shown:1 iPSC →281,931 γδCAR-T cells91%IL15/IL15RA IL15/IL15RA Gene EditAnti-EGFR CAR Gene EditDifferentiation of γδCAR-T cells

51 4. Preclinical Studies Exhibiting Potent Activity of γδCAR-T Cells Against Solid Tumors SKOV-3OVCAR-3 EGFR Solid Tumor Models(Ovarian) 2:11:11:21:4 01020304050607080 90100 % Cytolysis γδ-CAR-T γδT (no CAR) 2:11:11:21:4 01020 30405060708090100 % Cytolysis 2:11:11:21:4Targetonly 0100200300400500 600700 IFNγ (pg/mL) 2:11:11:21:4Targetonly 050100150200250 TNF (pg/mL) E:T Ratio 2:11:11:21:4Targetonly 050100150200 IFNγ (pg/mL) 2:11:11:21:4Targetonly 01020304050 60 70 TNF (pg/mL) E:T Ratioγδ-CAR-T γδT (no CAR)SKOV-3OVCAR-3 γδ-CAR-T 0306090120150 05.0×1061.0×1071.5×107 Time (h)RCU x μm2/ Image γδT (no CAR)Target cells only γδT (no CAR)γδ-CAR-T CAR-mediated killing of solid tumor monolayersCAR-mediated killing ofOVCAR-3 3D spheroids OVCAR-3 xenograft in NSG mice10e6 EGFR-specific IL-15RA/IL-15 engineered CAR-T Day 4 0102030 01×1082×108 Study DaysAvg Radiance [p/s/cm²/sr]Control γδ CAR-T Day 8Day 11Day 15Day 18Day 22Day 25Day 28Day 31 ControlγδCAR-TDorsalVentralDorsalVentral OVCAR-3tumor controlTumor + CAR-Tversus+iPSC-derived γδCAR-T cells control ovarian cancer in vivo

52 Summary•Century has developed a fully in-house iPSC-derived γδT cell platform•Technical advances have enabled successful proof of concept for pre-clinical utility of γδCAR-T cells for solid tumors•The team is well-positioned to develop a solid tumor program for the clinic

CNTY-107, our γδiTProduct Candidate for the Treatment of Solid Tumors Expressing Nectin-4Luis Borges, PhD ǀCSO

CNTY-107, Next-Generation Product Candidate For The Treatment Of Nectin-4 Expressing Cancers

Challenges	Century's Solution	CNTY-107
Trafficking and infiltration	γδ iT cells - tissue homing	$\gamma_9\delta_1$ iT cells, subset of γδ T cells that preferentially home to tissues
Sufficient homeostatic cytokine support for enhanced persistence	Novel conditioning regimens Engineering	Cells engineered with homeostatic cytokine IL15/IL15Rα and Allo-Evasion™
Tumor heterogeneity	Engage innate, endogenous immunity Multi tumor targeting pathways	Three major pathways for tumor targeting: Nectin-4 CAR, CD16, and innate receptors
TME / Immunosuppressive environment	Future engineering strategies	CD16 helps maximize combinations with antibodies that modulate TME


PSMA
IL15/IL15RA
HLA-I KO
HSV-TK
TCR
HLA-II KO
CNTY-107
CAR
HLA-E
CD16
HLA-G
CD70 KO
NKG2A KO

CENTURY THERAPEUTICS 54

Engineering Profile of CNTY-107


Imaging + Cytokine support + Safety switch
PSMA
IL15/IL15RA
TCR
HLA-I KO
HSV-TK
HLA-II KO
CAR
Allo-Evasion
Tumor cell killing
HLA-E
HLA-G
CD16
CD70 KO
NKG2A KO
Cell Fitness

ENGINEERING PROFILE			
Step	Gene Edit		Rationale
1	KO	β2M	Allo-Evasion
	KI	HLA-E-2A-HLA-G	Allo-Evasion
2	KO	NKG2A	KO landing pad, potential to block inhibitory signal
	KI	IL15/IL15Rα	Homeostatic cytokine support
3	KO	CD70	KO landing pad, potential to increase cell fitness
	KI	CD16	Tumor killing through ADCC
4	SHL	CLYBL	Safe harbor locus (SHL)
	KI	PSMA+HSV-TK	PSMA for cell tracing, HSV-TK as a safety switch
5	SHL	AAVS1	Safe harbor site
	KI	Nectin-4 -CAR	Tumor targeting
6	KO	CIITA	Allo-Evasion

CENTURY THERAPEUTICS 55

56 CNTY-107 Has Multiple Built-In Mechanisms for Tumor Killing PATHWAYS FOR TUMOR KILLING1.CAR-mediated killing2.ADCC (Antibody-dependent cellular cytotoxicity)3.Innate receptors (NCRs, others) mediated killing though recognition of stress ligands 1 2 3

Nectins

Nectins are cell adhesion molecules (CAMs) involved in Ca^{2+}-independent cell-cell interactions

The Nectin family includes four Nectins

- Nectins 1-3 are enriched in normal adult tissues
- Nectin-4 is mostly expressed during fetal development and its expression declines in adult tissues (low expression levels in skin, bladder, placenta, oral mucosa, and tonsils)

Nectins interact with other cell surface molecules including cadherins, integrins and growth factor receptors

- These interactions help modulate cell adhesion, migration, and proliferation

Nectin-4 dimers bind to Nectin-1 or Nectin-4 on adjacent cells

Nectin-4 also binds TIGIT on immune cells and this interaction leads to inhibition of NK cells

Interactions of Nectins and Cadherins Interact to Form Adherens Junctions and Promote Cell Adhesion


Cadherin
Nectin
p120ctn
p120ctn
ADIP
LMO7
Afadin
Rac
α-Actinin
Ponsin
Vinculin

Adherens junction

Figure adapted from Takai et al, Nat Rev Mol Cell Biol, 2008

CENTURY THERAPEUTICS 57

58 Nectin-4 Expression in Cancer •Nectin-4 is expressed in high frequency in bladder, breast, lung, pancreatic, ovarian, head & neck, and esophageal cancers•The highest levels of expression of Nectin-4 are seen in bladder, breast, lung and pancreatic cancers•Clinical validation of Nectin-4 as a tumor target has been demonstrated by the approval Enfortumab vedotin for the treatment of urothelial cancer From Challita-Eid et al., Cancer Research, 2016 IHC Analysis of the Expression of Nectin-4 in a Panel of 2,394 Human Tumor Specimens Tumor HistologyModerate to High ExpressionBladder60%Breast53%Pancreatic37%Lung27%Tumors With the Highest Expression of Nectin-4

Nectin-4 Expression Levels On Human Skin Keratinocytes Is Lower Than In Most Tumor Cell Lines

Nectin-4 Expression in Multiple Cells



Jurkat
UM-UC-3
TCCSUP
Human Keratinocytes
HeLa
T24
5367
SW780
A431
HT1197
K562
OVCAR3
CAPAN2
OE19
RT4
T47D
HT1376
CHO-Nectin4
Beads
Nectin-4 PE

Ranking Of Tumor Cells Based On Nectin-4 Expression Level

Cell Line	Origin	Ranking
UM-UC-3	Bladder cancer	Negative
TCCSUP	Bladder cancer	
JURKAT	T cell	
HeLa	Cervical cancer	
T24	Bladder cancer	Low (50-250)
Human keratinocytes	**Normal skin**	
5637	Bladder cancer	
HT1197	Bladder cancer	Medium (3,000 - 10,000)
SW780	Bladder cancer	
K562	CML	
A431	Breast cancer	
CAPAN2	Pancreatic cancer	
OVCAR3	Ovarian cancer	
OE19	Esophageal cancer	
RT4	Bladder cancer	
HT1376	Bladder cancer	High (10,000+)
T47D	Breast cancer	
CHO-Nectin4	Chinese Hamster Ovary	

59

Selection of VHH Binders to Build Nectin-4 CAR

Llama VHH antibodies


VHH
~ 2.5 nm
~ 4 nm
VHH
Llama IgG
(~ 80 kDa)
VHH
(~ 15 kDa)

Century's Proprietary VHH Libraries


Antibody Variable Regions
Human
Camelid
Humanized VHH
VHH Library

Llama VHH Library Screens


M13 phage
Panning with antigen
Phage display
Washing + elution
VHH Library
E. coli infection amplification
Binder identification and characterization

Assay Screening Flow to Select Nectin-4 Binders and CARs

20 VHH binders identified → Biophysical analysis → Cell binding (FACS) → CAR engineering and selection → *In vitro and in vivo screens* → Tissue specificity (Retrogenix) → *Final CAR selection*

Not for further distribution

CENTURY THERAPEUTICS 60

Century's Nectin-4 CARs Distinguish Between Cells Expressing Low vs. Moderate to High Levels Of Nectin-4

Century's Nectin-4 CARs Do Not Kill Cells Expressing Low Levels of Nectin-4



TUCCSUP
(Very Low Levels)
T24
(Low Levels)
Cytotoxicity
(%target killed)
100
80
60
40
20
0
0.0
0.5
1.0
1.5
2.0
2.5
E:T
Panel of Nectin-4 CARs
UTD
P2026
P2017
P2117
P3106
P3107
P3108
P3110
P3113
P3821
P3822
P4016
P4017
P4018

Century's Nectin-4 CARs Kill Cells Expressing Moderate to High Levels of Nectin-4



OVCAR
(Moderate Levels)
T47D
(High Levels)
Cytotoxicity
(%target killed)
100
80
60
40
20
0
0.0
0.5
1.0
1.5
2.0
2.5
E:T
Panel of Nectin-4 CARs
UTD
P2026
P2017
P2117
P3106
P3107
P3108
P3110
P3113
P3821
P3822
P4016
P4017
P4018

CENTURY THERAPEUTICS

61

CNTY-107 Nectin-4 CARs Mediate Robust Anti-Tumor Activity *in Vivo*

In Vivo Evaluation of the Anti-tumor Activity Nectin-4 CARs Using Peripheral Blood CAR-T Cells



OVCAR-3 Ovarian Tumor Xenograft Model
Tumor Volume (mm3) ± SEM
1500
1000
500
0
0
10
20
30
Study Days
UTD Control
P3113; NEC_S_31
P3108; NECM_17
P3107; NEC_M_8
P3110; NEC_M_46
P3106; NEC_M_5
P2117; DB01-C10
P2026; Enfortumab-CAR

- $5x10^6$ OVCAR-3 cells implanted subcutaneously in the right flank
- Mice randomized after tumors reached 75-125 mm3
- Mice treated with $5x10^6$ CAR-T cells

All CAR Constructs Mediated Statistically Significant Tumor Growth Inhibition (TGI)

Treatment Group	Day 28 % TGI	Day 28 P-Value
P3108 - NECM_17	80.8	0.0003
P3107 - NEC_M_8	82.8	0.0002
P3110 - NEC_M_46	86.4	0.0001
P3106 - NEC_M_5	88.5	0.0001
P2117 - DB01-C10	89.2	0.0007
P3113 - NEC_S_31	61.1	0.0116
P2026 – Enfortumab-CAR	94.7	<0.0001

CENTURY THERAPEUTICS

62

63 CNTY-107 Next Steps and Milestones Complete Engineering of the γδ γδ δ βα

64 CNTY-107 Preliminary Clinical Strategy•Initial Phase I clinical study is planned to be run as a basket trial that will include multiple Nectin-4 positive cancers•Cancers under consideration include bladder, breast, pancreatic, non-small cell lung cancer, esophageal, head and neck, and/or ovarian cancers•Dose-escalation will be done in the basket trial•The clinical trial will be designed to expand in any indication with acceptable tox and clinical responses•To enrich for potential responders among selected indications, we are developing an IHC-based Nectin-4 screening assay to potentially help select patients•We will develop our own fit-for-trial IHC assay•Ability to evaluate combination therapies•Combination therapy cohorts could be indication-specific (e.g., HER-2 antibody for breast cancer) or "generic”, addressing modulation of the TME (e.g., PD-L1 antibody, Avelumab)

Thank you

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